- Confidential - Investor Presentation 3Q22 Exhibit 99.1

Strong Financial Performance 3Q22 Adjusted EBITDA increased 17 percent year-over-year to more than $136 million, the highest quarterly run rate in company history. Adjusted EBITDA for trailing 12 months exceeded $500 million for the first time ever. Increased FY22 Adjusted EBITDA guidance: $527 million-$533.5 million. Focus on Debt Reduction Completed transactions to address substantial majority of debt maturities, redeemed $126 million in remaining 2023 Senior Notes, and repaid $147 million in remaining 2024 Term Loans Reduced total recourse debt due before 2026 from $2 billion to $23 million and staggered GEO’s debt maturities through 2028. Expect to reduce net recourse debt by at least $200 million annually, and net leverage to below 3.5 times by the end of 2023 and below 3 times by the end of 2024.   Highlights - Attractive Investment Characteristics

Company Overview

Founded in 1984 Initial Public Offering (IPO) in 1994 Listed on NYSE in 1996 Included in Major Indexes: S&P 600 Russell 2000 18,000 Employees Company History

Secure Residential Care ICE Processing Centers USMS Detention Facilities State Correctional and Rehabilitation Facilities Non-Secure Residential Care Residential Reentry Centers/Halfway Houses Non-Residential Services Day Reporting Centers Electronic Monitoring Services provided in US, Australia, UK, and South Africa Diversified Government Service Provider

GEO Corporate Structure

Diversified U.S. Facility Footprint 51 GEO Secure Services Facilities 41 GEO Care Residential Facilities

International Services 4 International Facilities

GEO is a Leading Diversified Services Provider 82,000 40% 27,000 14% 17,000 8% GEO is a leading provider of diversified secure and community reentry services with a 40% share of the market 70,200 57,500 1,000 * Based on total beds including idle and under development for U.S. headquartered companies only Figures are an approximation based on company disclosures and websites 78,500 38% Bed Capacity

17.6 Million Sq. Ft. owned and/or managed 57,500 Owned/Leased Beds Economic Useful Life: 75+ Years Newer Facility Assets = 19-Year Avg. Age Difficult to Replace = High Barriers to Entry Difficult permitting and zoning Long development lead times High Capital Intensity $2 billion in book long-term assets with minimum targeted ROI of 13-15% Difficult to Replace Real Estate Riverbend Correctional Facility, GA Taylor Street Halfway House, CA Karnes Family Staging Center, TX

Segment Trends

Available capacity at existing residential reentry centers Growth in Non-Residential Programs Demand for Diversified Government Services Segment Trends ICE USMS U.S. Southwest Border Crossings Increased use of Alternatives To Detention Program Continued Capacity Needs Lack of alternatives Aging State prison infrastructure Correctional Staffing challenges Reentry Services State Correctional Agencies

U.S. Immigration and Customs Enforcement FEDERAL SEGMENT Reentry Services Increased use of Alternatives To Detention Program U.S. Southwest Border Crossings Source: U.S. Customs and Border Protection FY Southwest Land Border Encounters by Month (https://www.cbp.gov/newsroom/stats/southwest-land-border-encounters) Source: TRAC Alternatives to Detention Data (https://trac.syr.edu/immigration/detentionstats/atd_pop_table.html)

U.S. Marshals Service (USMS) Stable USMS Detention Populations (2014 – YTD2022) Source: 2014-2021 figures are taken from the USMS FY 2023 Performance Budget (https://www.justice.gov/file/1493071/download#:~:text=The%20USMS%20requests%20a%20total,for%20FPD%20in%20FY%202023.) Source: YTD2022 Figures are based on total USMS prisoner population as of November 3, 2022 (https://www.usmarshals.gov/what-we-do/prisoners/covid-19-prisoner-statistics) ~41% Contractor Beds

Aging Public Prisons Source: Bureau of Justice Statistics; State DOC Websites Aging Public Prison Facilities are Costly and Less Safe More than 200,000 Public Prison Beds are Older than Economic Useful Life of 75 years Close to 100,000 Public Prison Beds are 100+ Years Old GEO Prison Portfolio is Significantly Younger than States where we operate Avg. Age

Available Beds in Inventory

Financial Overview

Financial Highlights * Reconciliation of Non-GAAP measures included in GEO’s 3Q22 Earnings Release & Supplemental Q3 2022 Q3 2021 YTD 2022 YTD 2021 Revenue $616,683 $557,277 $1,756,045 $1,699,073 Net Income Attributable to GEO $38,337 $34,710 $130,283 $127,214 Adjusted EBITDA $136,199 $116,032 $393,706 $342,908 2022E Revenue of $2.36 Billion 2022E Net Income Attributable to GEO of $160 Million - $162 Million 2022E Adjusted EBITDA of $527 Million - $533.5 Million

Revenues by Segment 61% 31% 8% * Based on YTD 2022 results

Federal Government 48% Revenues By Customer (YTD2022) Long-term relationships with top customers – 30+ Years with Federal Gov’t *Non-Residential includes ICE Alternatives to Detention and other federal, state and local contracts Diversified Long-Term, High-Quality Customer Relationships

FY2022 Guidance Net Income Attributable to GEO $160 Million - $162 Million + Depreciation and Amortization $136 Million - $136.5 Million - (Gain)/Loss on Asset Divestitures, pre-tax ($32.5 Million) - Facility Maintenance Capex ($20 Million) + Transaction Related Expenses, pre-tax $1.3 Million + Non-Cash Stock Based Compensation $16.5 Million + Non-Cash Interest Expense $9 Million + Loss on Extinguishment of Debt, pre-tax $37.5 Million - Tax Effect of Adjustments ($7 Million) AFFO $300.8 Million - $303.3 Million + Net Interest Expense $148 Million - $150 Million - Non-Cash Interest Expense ($9 Million) + Facility Maintenance Capex $20 Million + Tax Effect of Adjustments $7 Million + Income Taxes (including income tax provision on equity in earnings of affiliates) $60.2 Million - $62.2 Million Adjusted EBITDA $527 Million - $533.5 Million Net Income Attributable to GEO Per Diluted Share $1.31 – $1.33 Adjusted Net Income Per Diluted Share $1.30 - $1.32 AFFO Per Diluted Share $2.47 - $2.49 Weighted Average Common Shares Outstanding - Diluted 121.9 Million CAPEX Growth $37 Million - $39 Million Technology $39 Million - $41 Million Facility Maintenance $20 Million Capital Expenditures $96 Million - $100 Million Total Debt, Net $1.98 Billion – $2.00 Billion Total Leverage, Net 3.72 – 3.77

Debt Reduction Since the beginning of 2020, GEO reduced net recourse debt by ~$400 million (as of 3Q22). Over the next two years, GEO expects to reduce net recourse debt by at least $200 million annually. Based on this level of debt reduction, GEO’s goal would be to decrease net leverage to below 3.5 times by the end of 2023 and to below 3 times by the end of 2024. Transactions – Debt Maturities Successfully completed transactions to comprehensively address the substantial majority of outstanding debt maturities. Post closing of transaction, GEO redeemed $126 million in remaining 2023 Senior Notes and repaid remaining $147 million outstanding under 2024 Term Loans. Significantly reduced total recourse debt due before 2026 from $2 billion to $23 million and staggered GEO’s debt maturities over a longer period of time through 2028. Asset Sales Recently completed $84 million asset sale of equity investment interest in Ravenhall Correctional Centre in Australia. Over the last two years, GEO completed sales involving facility assets, business segment contracts, and land, totaling approximately $154 million in proceeds. Capital Allocation

Note: Borrowing under Revolving Credit Facility excluded to the extent cash on hand exceeds balance Note: Excludes finance leases and scheduled amortization Debt Maturity Overview Debt Maturity Schedule (Pre - Transaction) Remaining Unsecured Notes 2L Facility Unsecured Notes Revolver Term Loan Debt Maturity Schedule (Post - Transaction) $1,718 Exchange Term Loans $23

Environmental, Social & Governance (ESG) Overview

All Investment Grade Customers Required by Law to Pay on Time: 45-60 days No Receivables Problems Payment Schedule: Monthly Billing Majority of Contracts Include Fixed Monthly Payments Company-Wide Occupancy Averages in the mid-90s Contract Terms: Average Length of 7-10 Years Customer Retention: In Excess of 90% High Quality Government Contracts

Lengthy Written Contracts Specifying all Service Requirements On-Site, Full-Time Customer Contract Monitors at Facilities in the U.S. Full-time GEO Compliance Monitors at Facilities in the U.S. American Correctional Association Accreditation with Scores in Excess of 99% National Commission on Correctional Health Care and/or Joint Commission Accreditation GEO has Independent Contract Compliance Division Reporting Directly to the CEO Highly Regulated / Professional Services

In Early October, GEO published our Fourth Annual Human Rights and ESG Report. The report includes enhanced disclosures related to our Board oversight of human rights and ESG matters, employee diversity and training programs, corporate governance, and environmental sustainability, with updated ESG metrics covering the 2021 calendar year. The publication of our fourth annual Human Rights and ESG report highlights our continued commitment to respecting the human rights and improving the lives of those entrusted to our care. GEO recently undertook a Human Rights Due Diligence process, which focused on identifying salient human rights and included interviews with a diverse group of internal and external GEO stakeholders. The results of this due diligence process were incorporated into the Human Rights and ESG report. Fourth Annual Human Rights and ESG Report

To implement best practices that follow recognized global Human Rights standards and respect the basic human rights of all individuals in our care. To be a leading provider of enhanced in-custody rehabilitation programs and post-release support services through our award-winning GEO Continuum of Care ®. To provide quality support services that foster a safe and humane environment, deliver high-quality medical care, and adhere to independent accreditation standards. To provide development opportunities to our workforce and to instill an organizational culture rooted in diversity, inclusion, and respect. To advance environmental sustainability in our facilities by investing in energy conservation measures and following independent Green Building certification standards. GEO’s ESG Objectives

Periodic review of GEO’s bylaws, Code of Business Conduct and Ethics, and corporate governance guidelines Annual review of GEO’s Political Activities and Contributions Policy and Report Annual review of GEO’s political contributions and lobbying expenditures Board Oversight Criminal Justice Rehabilitation & Human Rights Committee Annual review of Human Rights & ESG Report Periodic review of ESG initiatives Review of company’s efforts in the area of respecting human rights Periodic review of GEO Continuum of Care programs: in-custody rehabilitation, reentry services, and post-release support Periodic reviews of GEO’s cyber security capabilities and privacy practices Periodic review of potential cyber vulnerabilities and remediation measures, if needed Periodic review and evaluation of GEO’s environmental sustainability initiatives Periodic review of GEO’s Operations and Health Services Periodic review of GEO’s contract compliance and quality control program Annual review of GEO’s Prison Rape Elimination Act (PREA) Report Periodic review of GEO’s COVID response Cyber Security & Environmental Oversight Committee Operations & Oversight Oversight Committee Nominating & Corporate Governance Committee

With the assistance of a third-party ESG firm, GEO conducted a human rights due diligence process, focusing on identifying salient human rights based on the nature of GEO’s services. GEO’s human rights risk assessment involved a four-step process that included active engagement with all critical stakeholder groups: Preparation Analysis & Interviews Saliency Assessment of Potential Risks Reporting GEO used the framework established by the United Nations Guiding Principles on Business and Human Rights and relied on the following foundational sources of international human rights: United Nations (UN) Universal Declaration of Human Rights UN International Covenant on Civil and Political Rights UN International Covenant on Economic, Social and Cultural Rights International Labour Organization (ILO) Fundamental Principles and Rights at Work Human Rights Due Diligence Process

Stakeholder Interviews GEO conducted 26 interviews with internal and external stakeholders to gain a wide view on potentially salient human rights. Internal stakeholders included members of GEO’s Board of Directors, executive leadership and division heads, subject matter experts, and frontline employees. The external stakeholders engaged included former GEO inmates/Continuum of Care alumni, multiple representatives of GEO shareholders, including institutional investors and members of the Interfaith Center on Corporate Responsibility (ICCR), and two Community Advisory Boards in Indiana and Louisiana. Plans and Objectives The identification and scoring of salient human rights both for inmates/detainees/residents and employees provide a framework for reviewing GEO’s Global Human Rights Policy, making necessary adjustments and fostering continuous improvement. Moving forward, we expect to evaluate additional human rights initiatives, including a future review of our Global Human Rights Policy and its implementation. Human Rights Due Diligence Process

Diversity We are proud to be a diversified employer. Women comprise an equal portion of our domestic workforce and play a significant role in our leadership and management. Across GEO, under-represented minorities account for 66% of our U.S. workforce. Employee Training We have a robust training program for staff at all levels of the organization. In 2021, our U.S. Secure Services division completed approximately 1.7 million staff training hours Diversified Employer

GEO’s Environmental Sustainability Policy Statement is disclosed in Annual ESG Report. GEO also provides disclosures on energy consumption statistics, water usage metrics, and Greenhouse Gas (GHG) Scope 1 and Scope 2 Emissions and Intensity Ratios. GEO’s commitment to sustainable building practices is reflected in our focus on new design and construction in accordance with LEED standards administered by the Green Building Certification Institute. Environmentally Responsible GEO’s Blackwater River Correctional & Rehabilitation Facility Received LEED Gold Certification in 2011

Disclosures in our Human Rights and ESG Report demonstrate the high quality of medical services provided across GEO’s Secure Services facilities in the U.S. In 2021, our Secure Services Health Care Division oversaw nearly 800,000 medical encounters, including intake health screenings, physical exams, chronic care visits, off-site consultations, sick calls, dental visits, and mental health visits. Our facilities are highly rated by leading accreditation entities: World Class Health Care The American Correctional Association The Nation Commission of Correctional Health Care

GEO Continuum of Care® focuses on integrating in-custody evidence-based rehabilitation with post-release services aimed at reducing recidivism. GEO Continuum of Care®: Rehabilitator of Lives GEO Continuum of Care 2021 Milestones: Completed approximately 2.8 million hours of rehabilitation programming Awarded approximately 2,100 GEDs and high school equivalency degrees Awarded over 6,800 vocational training certifications Awarded approximately 5,500 substance abuse treatment completions Achieved over 38,000 behavioral program completions and more than 33,000 individual cognitive behavioral sessions Provided Post-Release support services to more than 4,500 individuals with over 800 attaining employment.

COVID-19 Sensitive/Responsive

- As the COVID-19 pandemic has impacted communities across the United States, ensuring the health and safety of our employees and all those in our care has always been our number one priority. GEO's COVID-19 mitigation initiatives have included:
  - Testing
    - We invested $2M to acquire 45 Abbott Rapid COVID-19 ID Now devices and testing kits.
    - As of October 2022, we had administered over 292,000 COVID-19 tests at our U.S. Secure Services facilities.
  - Bi-Polar Ionization
    - We invested $3.7M in Bi-Polar Ionization Air Purification systems at select U.S. Secure Services facilities to reduce the spread of airborne bacteria and viruses.
  - Facemasks and Personal Hygiene Products
    - We have provided continued access to facemasks and personal hygiene products, and we are ensuring the daily availability of bars of soap or soap dispensers at each sink for hand washing.
  - Social Distancing
    - We have implemented social distancing pursuant to directives from our government agency partners.
  - Vaccination
    - We are working closely with our government partners and State and Local Health Departments to coordinate vaccination efforts.
    - As of October 2022, we had administered approximately 77,000 vaccinations in our U.S. Secure Services facilities.
- Additional information on our COVID-19 response can be found at www.geogroup.com/COVID19

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Appendix

Income Statement

Balance Sheet

Debt Maturity Schedule